			Exhibit 99
GENERAL ELECTRIC COMPANY AND CONSOLIDATED AFFILIATES
Unaudited Revised Summary Operating Segment Financial Information

	2012
(In millions)	First Quarter	Second Quarter	Third Quarter

Revenues(a)
Power & Water	$6,551	$6,900	$7,196
Oil & Gas	3,406	3,642	3,645
Energy Management	1,722	1,877	1,879
Aviation	4,891	4,855	4,781
Healthcare	4,300	4,500	4,307
Transportation	1,270	1,565	1,409
Home & Business Solutions	1,915	2,029	1,955
Total industrial segment revenues	24,055	25,368	25,172
GE Capital	11,442	11,458	11,369
Total segment revenues	35,497	36,826	36,541
Corporate items and eliminations	(315)	(325)	(192)
Consolidated revenues and other income from
continuing operations	$35,182	$36,501	$36,349

Segment profit(a)
Power & Water	$1,188	$1,303	$1,184
Oil & Gas	340	466	469
Energy Management	21	4	42
Aviation	862	922	924
Healthcare	585	694	620
Transportation	232	282	265
Home & Business Solutions	57	79	60
Total industrial segment profit	3,285	3,750	3,564
GE Capital	1,792	2,122	1,679
Total segment profit	5,077	5,872	5,243

Corporate items and eliminations	(1,061)	(1,471)	(1,018)
GE interest and other financial charges	(315)	(351)	(294)
GE provision for income taxes	(450)	(392)	(477)

Earnings from continuing operations
attributable to the Company	3,251	3,658	3,454

Earnings (loss) from discontinued operations,
net of taxes, attributable to the Company	(217)	(553)	37

Consolidated net earnings attributable
to the Company	$3,034	$3,105	$3,491

(a)
Segment revenues includes both revenues and other income related to the segment. Segment profit excludes results reported as discontinued operations, earnings attributable to noncontrolling interests of consolidated subsidiaries, GECC preferred stock dividends declared and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment’s management is measured – excluded in determining segment profit, which we sometimes refer to as “operating profit,” for Power & Water, Oil & Gas, Energy Management, Aviation, Healthcare, Transportation and Home & Business Solutions; included in determining segment profit, which we sometimes refer to as “net earnings,” for GE Capital. Results of our run-off insurance operations previously reported in Corporate items and eliminations are now reported in GE Capital.

GENERAL ELECTRIC COMPANY AND CONSOLIDATED AFFILIATES
Unaudited Revised Summary Operating Segment Financial Information

	2011
(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Revenues(a)
Power & Water	$6,027	$5,913	$6,197	$7,538	$25,675
Oil & Gas	2,540	3,473	3,512	4,083	13,608
Energy Management	1,316	1,538	1,614	1,954	6,422
Aviation	4,368	4,732	4,835	4,924	18,859
Healthcare	4,090	4,498	4,332	5,163	18,083
Transportation	903	1,231	1,287	1,464	4,885
Home & Business Solutions	1,807	1,958	1,909	2,019	7,693
Total industrial segment revenues	21,051	23,343	23,686	27,145	95,225
GE Capital	13,036	12,440	12,015	11,577	49,068
Total segment revenues	34,087	35,783	35,701	38,722	144,293
Corporate items and eliminations	4,242	(160)	(337)	(750)	2,995
Consolidated revenues and other income from
continuing operations	$38,329	$35,623	$35,364	$37,972	$147,288

Segment profit(a)
Power & Water	$1,137	$1,135	$1,088	$1,661	$5,021
Oil & Gas	252	435	406	567	1,660
Energy Management	(2)	12	21	47	78
Aviation	841	959	862	850	3,512
Healthcare	531	711	608	953	2,803
Transportation	157	178	196	226	757
Home & Business Solutions	62	93	28	54	237
Total industrial segment profit	2,978	3,523	3,209	4,358	14,068
GE Capital	1,790	1,615	1,519	1,660	6,584
Total segment profit	4,768	5,138	4,728	6,018	20,652

Corporate items and eliminations	2,498	(701)	(705)	(1,379)	(287)
GE interest and other financial charges	(355)	(321)	(356)	(267)	(1,299)
GE provision for income taxes	(3,513)	(546)	(378)	(402)	(4,839)

Earnings from continuing operations
attributable to the Company	3,398	3,570	3,289	3,970	14,227

Earnings (loss) from discontinued operations,
net of taxes, attributable to the Company	35	194	(65)	(240)	(76)

Consolidated net earnings attributable
to the Company	$3,433	$3,764	$3,224	$3,730	$14,151

(a)
Segment revenues includes both revenues and other income related to the segment. Segment profit excludes results reported as discontinued operations, earnings attributable to noncontrolling interests of consolidated subsidiaries, GECC preferred stock dividends declared and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment’s management is measured – excluded in determining segment profit, which we sometimes refer to as “operating profit,” for Power & Water, Oil & Gas, Energy Management, Aviation, Healthcare, Transportation and Home & Business Solutions; included in determining segment profit, which we sometimes refer to as “net earnings,” for GE Capital. Results of our run-off insurance operations previously reported in Corporate items and eliminations are now reported in GE Capital.

GENERAL ELECTRIC COMPANY AND CONSOLIDATED AFFILIATES
Unaudited Revised Summary Operating Segment Financial Information

(In millions)	2011	2010	2009

Revenues(a)
Power & Water	$25,675	$24,779	$27,389
Oil & Gas	13,608	9,433	9,683
Energy Management	6,422	5,161	5,223
Aviation	18,859	17,619	18,728
Healthcare	18,083	16,897	16,015
Transportation	4,885	3,370	3,827
Home & Business Solutions	7,693	7,957	7,816
Total industrial segment revenues	95,225	85,216	88,681
GE Capital	49,068	49,856	51,776
Total segment revenues	144,293	135,072	140,457
Corporate items and eliminations	2,995	14,495	13,939
Consolidated revenues and other income from
continuing operations	$147,288	$149,567	$154,396

Segment profit(a)
Power & Water	$5,021	$5,804	$5,592
Oil & Gas	1,660	1,406	1,440
Energy Management	78	156	144
Aviation	3,512	3,304	3,923
Healthcare	2,803	2,741	2,420
Transportation	757	315	473
Home & Business Solutions	237	404	360
Total industrial segment profit	14,068	14,130	14,352
GE Capital	6,584	3,120	1,253
Total segment profit	20,652	17,250	15,605

Corporate items and eliminations	(287)	(1,013)	(507)
GE interest and other financial charges	(1,299)	(1,600)	(1,478)
GE provision for income taxes	(4,839)	(2,024)	(2,739)

Earnings from continuing operations
attributable to the Company	14,227	12,613	10,881

Earnings (loss) from discontinued operations,
net of taxes, attributable to the Company	(76)	(969)	144

Consolidated net earnings attributable
to the Company	$14,151	$11,644	$11,025

(a)
Segment revenues includes both revenues and other income related to the segment. Segment profit excludes results reported as discontinued operations, earnings attributable to noncontrolling interests of consolidated subsidiaries, GECC preferred stock dividends declared and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment’s management is measured – excluded in determining segment profit, which we sometimes refer to as “operating profit,” for Power & Water, Oil & Gas, Energy Management, Aviation, Healthcare, Transportation and Home & Business Solutions; included in determining segment profit, which we sometimes refer to as “net earnings,” for GE Capital. Results of our run-off insurance operations previously reported in Corporate items and eliminations are now reported in GE Capital.